UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
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Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On December 15, 2021, Medtronic plc (the “Company”) issued a press release announcing it had received a warning letter from the U.S. Food and Drug Administration (FDA) following an inspection of its Northridge, California, facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company is providing the following additional details related to the warning letter.

The Company does not expect an impact to the total company organic revenue growth and adjusted earnings per share guidance for the third quarter or full fiscal year 2022 that it issued on November 23, 2021.

Given the potential impact on Diabetes business drivers, including uncertainty on the timing of U.S. Diabetes product approvals, the Company is adjusting its expectations for its Diabetes business organic revenue. The Company now expects Diabetes declines in the high-single digit range for the third fiscal quarter and the mid-single digits range for the full fiscal year 2022, down modestly from previous guidance of mid- and low-single digit declines, respectively.

At this time, depending on a range of potential scenarios, the Company has modeled preliminary impact to total company fiscal year 2023 revenue growth in the range of less than 0.5 percentage points to approximately 1 percentage point of growth, and intends to give full fiscal year 2023 guidance on its fiscal fourth quarter earnings call in May 2022.

The Company is expeditiously addressing the concerns raised in the warning letter and working with the FDA to ensure these actions are comprehensive and effective.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including risks related to difficulties and delays inherent in the development, testing, approval, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in the Company’s periodic reports on file with the U.S. Securities and Exchange Commission including the most recent Annual Report on Form 10-K of the Company, as filed with the U.S. Securities and Exchange Commission. In some cases, you can identify these statements by forward-looking words, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and similar words or expressions, the negative or plural of such words or expressions and other comparable terminology. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including to reflect future events or circumstances.

Item 9.01 Exhibits

Exhibit Number Description

99.1      Press release of Medtronic plc dated December 15, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

	By	/s/ Karen L. Parkhill
Date: December 15, 2021		Karen L. Parkhill
Executive Vice President and Chief Financial Officer